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                                        File No. 33-23512, 811-5629
                                        Filed under Rule 497(e)



                          THE GCG TRUST
                              PROFILE
                                AND
                      PROSPECTUS SUPPLEMENT

                       December 10, 1999

                            TO THE

   PROFILE AND PROSPECTUS DATED MAY 1, 1999, AS AMENDED JUNE 30, 1999,
      AUGUST 17, 1999 AND SEPTEMBER 3, 1999 FOR THE GCG TRUST

     The following changes are taking place for the Small Cap Series and the Managed Global Series of the GCG Trust:

    The Board of Trustees (the "Trustees") of The GCG
Trust (the "Trust"), at a meeting on November 16, 1999, approved a new portfolio management agreement on behalf of the the Small Cap Series and the Managed Global Series of the Trust. The parties to this agreement
(the "Capital Guardian Agreement" or the "Agreement") are the Trust, Directed Services, Inc. ("DSI") and Capital Guardian Trust Company ("Capital Guardian"). With the approval of the Capital Guardian Agreement, the Trustees appointed Capital Guardian as Portfolio Manager to the Small Cap Series and the Managed Global Series to become effective on February 1, 2000, subject to shareholder approval. The portfolio management agreement currently in place regarding the Small Cap Series with Fred Alger Management, Inc. (the " Fred Alger agreement") will simultaneously terminate upon commencement of the Capital Guardian Agreement. In addition, the portfolio management agreement currently in place regarding the Managed Global Series with Putnam Investment Management, Inc. (the Putnam Agreement") will simultaneously terminate upon commencement of the Capital Guardian Agreement. The Agreement will not result in increase fees to the shareholders of either Series.

    The Board of Trustees voted to submit the Capital Guardian Agreement to the shareholders of the Small Cap Series and to the shareholders of the Managed Global Series of the Trust for their approval.


CAPITAL GUARDIAN TRUST CONMPANY

    Capital Guardian Trust Company, located at 333 South Hope Street, Los Angeles, CA 90071, is a wholly owned subsidiary of Capital Group International, Inc. Capital Guardian has been providing investment services since 1968 and manages approximately
    $80 billion in assets as of Setember 30, 1999.

    The Small Cap Series and Managed Global Series will be managed by a group of investment professionals, each of whom has investment discretion over a segment of the portfolios. The investment professionals are led by the Portfolio Coordinator. The size of any segment will vary over time and may be based upon: (1) the level of conviction of specific investment professionals as to their designated sectors;
    (2) industry weights within the relevant benchmark for the Portfolio;
    (3) the judgment of the Portfolio Coordinator in assessing the level of conviction of investment professionals compared to industry weights within the relevant benchmark. Sectors may be overweighted relative to their benchmark weighting if there is a substantial number of stocks that are judged to be attractive based on the investment professional's research in that sector, or may be underweighted if there are relatively fewer stocks viewed to be attractive in the sector. The Portfolio Coordinator also coordinates the cash holdings of the Portfolios.

106154                                                         12/99


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